UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2010

DEFENTECT GROUP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 333-134658

Delaware	22-393-8509
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

535 Connecticut Avenue, 2nd floor Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip Code)

Registrant’s  telephone number, including area code:    (203) 354-9164

Splinternet Holdings, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to a Certificate of Amendment to our Certificate of Incorporation filed with the State of Delaware and effective as of March 23, 2010, (i) the number of our authorized shares of Common Stock, par value $0.001 per share, of the Company has been increased from 90,000,000 to 250,000,000 (the “Capitalization Amendment”), and (ii) our name has been changed from “Splinternet Holdings, Inc.” to “Defentect Group, Inc.” (the “Corporate Name Change”).

The Capitalization Amendment and Corporate Name Change were approved by the Board of Directors along with requisite stockholder consent.

Item 9.01 Financial Statements and Exhibits.

Exhibits:

99.1	Certificate of Amendment filed with the Secretary of State of Delaware effective on March 23, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEFENTECT GROUP, INC. (Registrant)

Dated: March 29, 2010	By:	/s/ James C. Ackerly
James C. Ackerly,
Chief Executive Officer and President

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